INCOME TAXES	12 Months Ended
Dec. 31, 2013
INCOME TAXES

NOTE 25. INCOME TAXES

Loss from continuing operations before income taxes by geographic location is as follows:

(in US$ thousands )	2011	2012	2013
Taiwan operations	$(770)	$(14,871)	$(33,077)
Non-Taiwan operations	(66,865)	1,946	(1,605)

	$(67,635)	$(12,925)	$(34,682)

Income tax provision (benefit) from continuing operations by geographic location is as follows:

(in US$ thousands )	2011	2012	2013
Taiwan operations	$33	$456	$248
Non-Taiwan operations	(278)	215	(187)

	$(245)	$671	$61

Our ultimate parent company is based in Singapore. It reported no pretax income or loss.

The components of income tax provision (benefit) from continuing operations by taxing jurisdiction are as follows:

( in US$ thousands )	2011	2012	2013
Taiwan:
Current	$—	$410	$(131)
Deferred	33	46	379

	$33	$456	$248

Non-Taiwan:
Current	$(539)	$215	$(187)
Deferred	261	—	—

	$(278)	$215	$(187)

Total current income tax expense (benefit)	$(539)	$625	$(318)

Total deferred income tax expense (benefit)	$294	$46	$379

Total income tax provision (benefit)	$(245)	$671	$61

A reconciliation of our effective tax rate related to continuing operations to the statutory tax rate in Taiwan, where our major operations are based, is as follows:

	2011	2012	2013
Taiwan statutory rate, including taxes on income and retained earnings	23.85%	23.85%	23.85%
Foreign tax differential	1.02%	(0.17%)	(3.71%)
Non-deductible items - impairment charges on goodwill	(1.82%)	(16.43%)	(10.39%)
Changes in unrecognized tax benefits	0.00%	0.00%	(4.12%)
Tax-exempted income in foreign jurisdictions	0.00%	0.00%	3.12%
Adjustment for prior year payable	0.00%	0.00%	0.55%
Change in valuation allowance	(21.70%)	(4.00%)	(10.17%)
Tax effect of earnings for equity method investees and certain subsidiaries	(0.02%)	(4.38%)	0.00%
Other	(0.99%)	(4.06%)	0.69%

Effective rate	0.34%	(5.19%)	(0.18%)

The provision (benefit) for income taxes attributable to discontinued operations was $0 for each of the years ended December 31, 2011, 2012 and 2013, respectively.

Significant components of our deferred tax assets consist of the following:

(in US$ thousands)	December 31
	2012	2013
Net operating loss carryforwards	$3,248	$4,072
Loss on equity method investment	15,621	—
Share-based compensation	234	267
Intangible assets	354	738
Property, plant and equipment	100	86
Other	(275)	109

	19,282	5,272
Less: valuation allowance	(18,333)	(5,216)

Deferred tax assets - net	$949	$56

As of December 31, 2012 and 2013, $840 thousand and $0, respectively, of the net deferred tax assets were reported as current and included in other current assets on the balance sheet.

Significant components of our deferred tax liabilities consist of the following:

(in US$ thousands)	December 31
	2012	2013
Depreciation and amortization	$255	$—
Investment in affiliated companies, principally due to undistributed income	2,207	1,987

Capitalized software development costs	306	56

Deferred tax liabilities	$2,768	$2,043

As of December 31, 2012 and 2013, $561 thousand and $0, respectively, of deferred tax liabilities were reported as non-current deferred tax liabilities and included in other liabilities.

A reconciliation of the beginning and ending amounts of our valuation allowance on deferred tax assets for the years ended December 31, 2011, 2012 and 2013 are as follows:

(in US$ thousands)	2011	2012	2013
Balance at beginning of year	$7,402	$25,256	$18,333
Subsequent utilization of valuation allowance	(270)	(4)	(7)
Additions to valuation allowance	15,597	214	3,527
Divestitures	—	(7,026)	(16,616)
Acquisitions	2,491	—	—
Exchange differences	36	(107)	(21)

Balance at end of year	$25,256	$18,333	$5,216

Under ROC Income Tax Acts, the tax loss carryforward in the preceding ten years would be deducted from income tax for Taiwan operations. The Statutory losses would be deducted from undistributed earnings tax and were not subject to expiration from Taiwan operations.

As of December 31, 2013, we had net operating loss carryforwards available to offset future income, amounting to $20.1 million. Below is the breakdown of the expiration of the net operating loss carryforwards in major jurisdictions:

Jurisdiction	Amount	Expiring year
Hong Kong	9,975	indefinite
Taiwan	10,170	2020~2023

	20,145

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits (excluding the effects of accrued interest) for the years 2011, 2012 and 2013 are as follows:

(in US$ thousands)	2011	2012	2013
Balance at beginning of year	$3,887	$4,714	$4,202
Increase related to prior year tax positions	965	573	706
Deconsolidation of IAHGames	—	(1,072)	—
Exchange differences	(138)	(13)	63

Balance at end of year	$4,714	$4,202	$4,971

As of December 31, 2011, 2012 and 2013, there were approximately $4.7 million, $4.2 million and $5.0 million of unrecognized tax benefits that if recognized would affect the effective tax rate. As of December 31, 2011, 2012 and 2013, $2.3 million, $2.8 million and $2.9 million of the total unrecognized tax benefit were presented as a reduction of a deferred tax asset that, if recognized, would be offset by a valuation allowance.

There were no interest and penalties related to income tax liabilities recognized for the years ended December 31, 2011, 2012 and 2013.

Our major tax jurisdictions are located in Taiwan. As of December 31, 2013, the income tax filings under tax jurisdictions located in Taiwan have been examined for the years through 2008 and for 2011, but we have filed appeals for the 2008 and 2011 tax filings. Our Company also files income tax returns in the United States federal and state jurisdictions.

In 2011, 2012 and 2013, our unrecognized tax benefits were related to amortization of goodwill and intangible assets resulting from the acquisition of FunTown. The income tax authority has made decisions on the amortization for our 2006, 2007 and 2008 tax filings. We have filed appeals against the unfavorable parts of the decision regarding these amortization adjustments, appending further response from the tax authority.

In 2011, our unrecognized tax benefits increased due to IAHGames. These unrecognized tax benefits primarily related to certain related party transactions.

The amount of unrecognized tax benefits may increase or decrease in the future for various reasons such as current year tax positions, expiration of statutes of limitations, litigation, legislative activity, or other changes in facts regarding realizability. Taiwanese entities are customarily examined by the tax authorities and it is possible that a future examination will result in positive or negative adjustment to our unrecognized tax benefit within the next 12 months; however management does not expect that the total amount of unrecognized tax benefit will change significantly within the next 12 months of December 31, 2013.